UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 24, 2024

OneMeta Inc.

(Exact name of registrant as specified in its charter)

Nevada	20-5150818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

450 South 400 East, Suite 200, Bountiful, UT 84010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	775-464-1980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEI	OTCQB Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2024, OneMeta, Inc., (the “Company”) entered into an Independent Software Vendor Program Agreement (the “Agreement”) with Five9, Inc. (“Five9”), a Delaware corporation. Five9 is a leading provider of intelligent cloud software and applications for contact centers. Pursuant to the Agreement, Five9 granted the Company a non-exclusive, worldwide, royalty-free, non-sublicensable and non-transferable license to access the Five9 developer account with the purpose of integrating the Company’s products and services and becoming an accredited vendor under Five9’s ISV program. The Company has agreed to pay a non-refundable ISV Program participation fee to Five9 for the initial one-year term of the Agreement and for each one-year renewal term thereafter. Further, each party to the Agreement may receive referral fees from the other party for the referral of prospective customers.

The foregoing summary of the terms of the Agreement is not complete and is qualified in its entirety by the actual terms and conditions of the Agreement.

Item 7.01. Regulation FD Disclosure.

On July 24, 2024, the Company announced the Agreement with Five9, Inc. in a press release, a copy of that press release is being filed with this Form 8-K as Exhibit 99.1. The information contained in this Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits	Item
99.1	Press release dated July 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE META INC.

Date: July 24, 2024	By:	/s/ Rowland Day
Rowland Day
President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated July 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).